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                                                                    Exhibit 23.2

We consent to the incorporation by reference in the Post-Effective Amendment to Registration Statement (Form S-8 No. 333-31422) pertaining to the U.S. Laboratories Inc. 1999 Stock Incentive Plan of our report dated March 5, 2001, with respect to the consolidated financial statements of U.S. Laboratories Inc. and Subsidiaries included in its Form 10-KSB for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

                                                       /s/ Ernst & Young LLP

San Diego, California
May 3, 2001